UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(408) 213-0940

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2018, Aemetis Property Keyes, Inc. (“APKI”), a wholly owned subsidiary of Aemetis, Inc. (the “Registrant”), borrowed funds for the purchase of approximately 5.4 acres of land adjoining its ethanol plant in Keyes, CA to be used for the construction of a facility to convert gaseous CO2 produced at the Keyes ethanol plant to liquid CO2. In connection with such land purchase, Goodland Advanced Fuels, Inc. (the “Borrower”) entered into Amendment No. 2 (“Amendment No. 2”) to the Note Purchase Agreement, dated July 10, 2017 (the “Original Note Purchase Agreement”, as amended by Amendment No. 1 to Note Purchase Agreement dated June 28, 2018 (“Amendment No. 1”), and, as further amended by Amendment No. 2, the “NPA”) by and among Borrower, Third Eye Capital Corporation (“Agent”), the noteholders party thereto (the “Noteholders”), with the Registrant and its wholly owned subsidiaries Aemetis Advanced Product Keyes, Inc. (“AAPK” and together with the Registrant, the “Existing Guarantors”), APKI and Aemetis Advanced Fuels Keyes, Inc. (“AEFK” and together with APKI, the “New Guarantors”) as guarantors, in order to (i) provide funding for APKI to purchase such land and to undertake certain related commercial arrangements with third parties and (ii) fund other capital expenditures and approved working capital expenditures related to the construction of the CO2 conversion facility at the Keyes ethanol plant.

Pursuant to Amendment No. 2, the NPA was amended to provide for an additional term loan in the amount of $3,500,000 (the “Additional Term Loan”) and accruing interest at an interest rate per annum of ten percent. Amendment No. 2 also included, among other terms, amendments relating to certain financial covenants, interest payment calculations and mandatory repayment of the Additional Term Loan.

In consideration of the direct and indirect benefits derived by the Existing Guarantors and the New Guarantors from the transactions contemplated by Amendment No. 2, the Existing Guarantors entered into the Second Amended and Restated Limited Guaranty, dated as of December 3, 2018 (the “Second A&R Limited Guaranty”), and each of APKI and AEFK entered into a limited guaranty in favor of the Agent (such limited guaranty made by APKI, the “APKI Guaranty” and such limited guaranty made by AEFK, the “AEFK Guaranty”) to guarantee all obligations and liabilities of the Borrower under the NPA, including the Additional Term Loan. Such obligations are secured by a first priority lien over all assets of the Registrant, AAPK and APKI pursuant to separate general security agreements entered into by the Registrant, AAPK and APKI (such general security agreement entered into by the Registrant, the “Registrant Security Agreement”, such general security agreement entered into by AAPK, the “AAPK Security Agreement” and such security agreement entered into by APKI, the “APKI Security Agreement”).

The Borrower and APKI also entered into a separate Intercompany Revolving Promissory Note, dated December 3, 2018 (the “APKI Intercompany Revolving Note”), pursuant to which the Borrower may, from time to time, lend substantially all of the Additional Term Loan to APKI.

On December 3, 2018, AE Advanced Fuels, Inc. (“AEFI”), a wholly owned subsidiary of the Registrant, also entered into a Pledge Agreement (the “AEFI Pledge Agreement”) with Agent in connection with Amendment No. 2, pursuant to which AEFI pledged and granted a security interest in all of the shares of stock of APKI held by AEFI to Agent.

As consideration for the extension of the Additional Term Loan by Agent and the Noteholders, Borrower agreed to pay Agent an amendment fee in the amount of $175,000.

The foregoing descriptions of the Original Note Purchase Agreement, Amendment No. 1, Amendment No. 2, the Second A&R Limited Guaranty, the Registrant Security Agreement, the AAPK Security Agreement, the APKI Guaranty, the AEFK Guaranty, the APKI Security Agreement, the APKI Intercompany Revolving Note and the AEFI Pledge Agreement are qualified in their entirety by reference to the Original Note Purchase Agreement, Amendment No. 1, Amendment No. 2, the Second A&R Limited Guaranty, the Registrant Security Agreement, the AAPK Security Agreement, the APKI Guaranty, the AEFK Guaranty, the APKI Security Agreement, the APKI Intercompany Revolving Note and the AEFI Pledge Agreement attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8, Exhibit 10.9, Exhibit 10.10 and Exhibit 10.11 respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Note Purchase Agreement, by and among Goodland Advanced Fuels, Inc., Third Eye Capital Corporation and the noteholders made a party thereto from time to time, dated July 10, 2017. (Filed as an exhibit to Form 8-K on July 14, 2017 and incorporated by reference herein.)

Exhibit 10.2
Amendment No. 1 to Note Purchase Agreement by and among Goodland Advanced Fuels, Inc., Third Eye Capital Corporation and the noteholders made a party thereto from time to time, dated June 28, 2018. (Filed as an exhibit to Form 8-K on August 29, 2018 and incorporated by reference herein.)

Exhibit 10.3	Amendment No. 2 to Note Purchase Agreement by and among Goodland Advanced Fuels, Inc., Third Eye Capital Corporation and the noteholders made a party thereto from time to time, dated December 3, 2018.
Exhibit 10.4	Second Amended and Restated Limited Guaranty, by and among Aemetis, Inc., Aemetis Advanced Products Keyes, Inc. and Third Eye Capital Corporation, dated December 3, 2018.
Exhibit 10.5
General Security Agreement, by and between Aemetis, Inc., the other grantors from time to time party thereto and Third Eye Capital Corporation, dated July 10, 2017. (Filed as an exhibit to Form 8-K on July 14, 2017 and incorporated by reference herein.)

Exhibit 10.6
General Security Agreement by and between Aemetis Advanced Products Keyes, Inc., the other grantors from time to time party thereto and Third Eye Capital Corporation, dated July 10, 2017. (Filed as an exhibit to Form 8-K on July 14, 2017 and incorporated by reference herein.)

Exhibit 10.7	Limited Guaranty, by and between Aemetis Property Keyes, Inc. and Third Eye Capital Corporation, dated December 3, 2018.
Exhibit 10.8	Limited Guaranty, by and between Aemetis Advanced Fuels Keyes, Inc. and Third Eye Capital Corporation, dated December 3, 2018.
Exhibit 10.9	General Security Agreement, by and between Aemetis Property Keyes, Inc. and Third Eye Capital Corporation, dated December 3, 2018.
Exhibit 10.10	Intercompany Revolving Promissory Note, by and between Aemetis Property Keyes, Inc. and Goodland Advanced Fuels, Inc., dated December 3, 2018.
Exhibit 10.11	Pledge Agreement, by and between AE Advanced Fuels, Inc. and Third Eye Capital Corporation, dated December 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

	By:	/s/ Eric A. McAfee
	Name:	Eric A. McAfee
	Title:	Chief Executive Officer
December 7, 2018		(Principal Executive Officer)